Exhibit 10.1

















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                         INCENTIVE STOCK OPTION PLAN
                         BONE CARE INTERNATIONAL,INC.
                         ---------------------------



                   BONE CARE INTERNATIONAL, INC.

                      a Wisconsin Corporation

INCENTIVE STOCK OPTION PLAN
---------------------------
          This Incentive Stock Option Plan (the "Plan") of BONE CARE INTERNATIONAL, INC., a Wisconsin corporation (the "Company"), is effective as of the 1st day of January, 1989, and provides for options, as defined in Section 422A of the Internal Revenue Code of 1986 ("Option" or "Options") for the purchase of Company common stock, no par value per share, subject to the limitations, provisions and requirements herein.

SECTION 1.         Purpose of the Plan.
                   -------------------
          The Company believes that it is desirable and in its best interest to adopt an incentive stock option plan to aid in attracting, developing and retaining key employees and management capable of contributing to the future growth and operations of the Company, its parent corporation and subsidiary corporations. The purpose of the Plan also is to provide a means whereby key employees of the Company can acquire a proprietary interest in the Company.

SECTION 2.         Administration of the Plan.
                   --------------------------
          The Board of Directors of the Company shall constitute a Committee (the "Plan Committee"), which shall administer the Plan.
The Plan Committee shall construe and interpret the Plan, establish such rules as it deems necessary for the proper administration of the Plan and make such determinations and take such other action in connection with the Plan as it deems necessary and advisable. Subject to the terms of the Plan, the Plan Committee shall decide the individuals to whom and the time or times at which Options shall be granted, the number of shares to be subject to each Option, the duration of Options and the Option price. Except for such shorter exercise period hereinafter set forth for 10% Employees (hereinafter defined), any Options to be granted under the Plan must be granted within ten years from the effective date of the Plan.

          Actions by a majority of the Plan Committee at a meeting at which a quorum is present shall be the valid acts of the Plan
Committee. No member of the Plan Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

SECTION 3.      Maximum Number of Shares Subject to the 1988 Plan.
                -------------------------------------------------
          The shares to be offered under the Plan shall be the authorized by unissued shares of common stock, no par value, of the Company, or issued shares of such common stock which shall have been reacquired by the Company. The maximum aggregate number of shares of common stock to be delivered upon exercise of all Options granted under the Plan shall not exceed One Hundred Twenty-Five (125) shares (as adjusted for any stock split, stock dividend, or share reclassification). If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares with respect thereto shall again be available for other Options to be granted under the Plan unless the Plan shall have been terminated. Notwithstanding the foregoing, except for appropriate adjustments made to give effect to any stock splits, stock dividends or other relevant changes in the capitalization of the Corporation, without the approval by a majority vote of the shareholders, shares subject to an outstanding stock option that is replaced, canceled or exchanged for a newly granted stock option with an option price per share lower than the option price per share of the outstanding stock option shall not be available for future grants of Options.

SECTION 4.      Selection of Option Holders.
                ---------------------------
          The Plan Committee, from time to time, subject to the terms and provisions of the Plan, may grant Options to such present and future key employees of the Company and of its parent and present or future subsidiaries as the Plan Committee shall determine. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Plan Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the success and growth of the Company, its parent and subsidiaries, and such other factors as the Plan Committee, in its discretion, shall deem relevant.

SECTION 5.      Option Price.
                ------------
          The purchase price for the shares covered by each Option granted shall be the fair market value of the shares on the date of the grant of the Option. However, in the case of any Option granted to an Employee owning stock possessing more than ten percent (10%) of the total combined voting power of the Company, or its parent or subsidiary corporations (a "10% Employee") the purchase price at the time such Option is granted shall be one hundred ten percent (110%) of the fair market value of the shares subject to the Option.

          Until such time as the Company effects a public offering of its stock, the fair market value of the shares shall be determined by the Plan Committee from time to time as Options are granted under the Plan. The Plan Committee shall use its best efforts in making a good faith attempt to accurately value the Company's stock in determining such fair market value. In determining the value of the common stock, the Plan Committee shall consider recent sales of stock, book value, earnings and all other relevant factors. After the Company effects a public offering of its stock, the fair market value shall be equal to the mean of the high and low prices at which its common stock is traded on a national exchange or the NASDAQ over the counter market on the date of the grant. In the event that the Company stock is not being traded on either a national exchange or NASDAQ, then the Plan Committee shall value the Company's stock in determining such fair market value.

SECTION 6.      Option Requirements.
                -------------------
          The Options granted pursuant to the Plan shall be authorized by the Plan Committee and shall be evidenced in writing in a form approved by the Plan Committee and shall include the following terms and conditions:

          (a) Option Holder. Each Option shall state the name of the Option Holder.

          (b) Number of Shares. Each Option shall state the number of shares to which that Option pertains.

          (c) Purchase Price. Each Option shall state the Option, price, which shall be not less than that described in Section 5 hereof.

          (d) Payment. Each Option shall state that the Option price shall be payable upon the exercise of the Option and shall be paid in cash or by check in United States Dollars.

          (e) Length of Option. Each Option to be granted may be exercised within such period as may be determined by the Plan Committee but in no event to exceed more than 10 years, except for Options granted to any 10% Employee which by their terms will not be exercisable after the expiration of five (5) years from the date such Options are granted. However, subject to Sections 9 and 12, each Option shall be exercisable only during such portion of its term as the Plan Committee shall determine, and only if the Option Holder is employed by the Company, its parent or a subsidiary of the Company at the time of such exercise.

          (f) Vesting Provisions. Each Option shall state any conditions or limitations to the exercise of the Option, or part thereof, including, without limitation, provisions specifying a vesting schedule for any Option so granted.

          (g) Exercise of Option. Each Option Holder shall have the right to exercise his Option in the manner specified in the agreement evidencing the granting of such Option. Notwithstanding the preceding sentence, in the event the employment of an Option Holder terminates for any reason, including death or retirement, to the extent that the Option has become vested and otherwise exercisable, the Option Holder or his estate my exercise any rights the Option Holder would otherwise have at such date for a period of three (3) months. Any rights not exercised within said three (3) months from the date of the terminating event shall be forfeited.

          (h) Method of Exercise. Each Option shall be exercised pursuant to the terms of such Option and pursuant to the terms of the Plan by giving written notice to the Company at its principal place of business, accompanied by cash or check in payment of the Option price for the number of shares specified and paid for. Each Option shall be exercisable in whole or in part, but not for a fraction of a share unless the Option is originally granted with respect to a fraction of a share. The Company shall make delivery of such shares as soon as possible; provided, however, that if any law or regulation requires the Company to take action with respect to the shares specified in such notice before issuance thereof, the date of delivery of such shares shall then be extended for the period necessary to take such action.

          (i) Employment Requirement. An Option may be exercised by the Option Holder (1) while he is, and has been continually since the date of the grant of the Option, an employee of the Company, its parent or subsidiaries, or (2) within three (3) months after the date of termination of employment, as provided in Sections 6(q) or (3) within three (3) months after the Option Holder's death, as provided in Section 12.

          (j)  Securities Law Requirements.  As further provided in
Section 10, no Option granted under the Plan may be exercised unless at the time of exercise the common stock to be issued qualifies for exemption from, or is registered pursuant to, applicable federal and state securities laws. In the event there shall not then be on file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, an effective registration statement, including a prospectus relating to the optioned shares, the Option Holder will execute and deliver to the Company prior to receipt by him of any such shares under this Plan, an investment letter in form and substance satisfactory to the Plan Committee.

SECTION 7.      Limits on Options.
                -----------------
          The aggregate fair market value (determined at the time an Option is granted) of stock with respect to which an Option is exercisable for the first time by such Option Holder during any calendar year (under all stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

SECTION 8.      Termination of Employment.
                -------------------------
          Termination of employment shall occur on the first date written notice of termination is given by either the employee or the Company, without regard to the actual last day of performance of services. A leave of absence approved in writing by the Board of Directors shall not be termination of employment for purposes of the Plan, but Options may not be exercised during any such leave of absence.

SECTION 9.           Exercise Restrictions; Vesting of Options.
                     -----------------------------------------
          The Plan Committee may determine whether to impose, with respect to any Option granted pursuant to this Plan, conditions or limitations upon the exercise of the Option so granted including, without limitation, provisions specifying a vesting scheduled for the Option so granted.

SECTION 10.          Legality.
                     --------
          Anything in the Plan to the contrary notwithstanding, the Option Holder agrees that he will not exercise the Option and that the Company will not be obligated to issue any shares pursuant to the Plan if exercise of the Option or issuance of such shares will constitute a violation of any law or regulation of a governmental authority applicable to the Company. Any determination by the Plan Committee of the Company in this connection shall be binding and conclusive.
The Company shall not be obligated to take affirmative action to cause exercise of the Option or the issuance of shares pursuant thereto to comply with such law or regulation.

          The Option Holder, and each person who succeeds to the rights hereunder, agrees that he will not dispose of any of the shares issued to him pursuant to the exercise of the Option so as to involve the Company in a violation of the Securities Act of 1933, as amended, and that in the event there shall not then be on file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, an effective registration statement, including a prospectus, relating to the optioned shares, he will execute and deliver to the Company, upon receipt by him of any such shares, an investment letter, in form and substance satisfactory to the Plan Committee, to the following effect: (a) it is the Option Holder's intention to acquire and hold such shares for investment and not for the distribution thereof; (b) he does not have any then present intention of selling or otherwise disposing of such shares; (c) he will indemnify the Company for any liability (including all reasonable costs, expenses and attorneys fees incident thereto) which it may sustain by reason of any violation of the Securities Act of 1933, as amended, occasioned by any act on the part of the Option Holder with respect to such shares; and (d) containing such provisions as the Company reasonably may request. The certificate or certificates evidencing the optioned shares shall contain the following legend:

          "This stock is subject to restrictions pursuant to the terms of the Incentive Stock Option Plan of Bone Care International, Inc. The stock represented by this certificate has not been registered under the Securities Act of 1933.
          This stock has been acquired for investment and not with a view to distribution and may not be mortgaged, pledged, hypothecated, or otherwise transferred without a registration under the Securities Act of 1933, or an opinion of counsel reasonably satisfactory to the Company that such registration is not required. The corporation will mail to the Shareholder a copy of the Incentive Stock Option Plan, without charge, within five days after a written request therefor."

          Further, these Options cannot be exercised except for common stock which is exempt, is the subject matter of an exempt transaction, is registered by description, by coordination, or by qualification, or at such time is the subject matter of a transaction which has been registered by description under the Wisconsin Securities Law.

SECTION 11.          Non-Transferability of Options.
                     ------------------------------
          During the Option Holder's lifetime, the Options shall be exercisable only by him. The Options shall not be transferable and shall terminate as provided in this Plan.



SECTION 12.          Exercise Upon Death.
                     -------------------
          In the even an Option Holder dies while employed by the Company or its parent or subsidiary, Options (provided the same are vested and then otherwise exercisable) may be transferred by operation of the Option Holder's Will or the laws of descent and distribution, but the transferee of such Option shall have the only right to exercise any Options which are vested and then otherwise exercisable, for a period of three (3) months after the date of the Option Holder's death.

SECTION 13.          Status as Shareholder.
                     ---------------------
          Neither the Option Holder nor his executor, administrator, heirs, or legatees, shall be or have any rights or privileges of a shareholder of the Company in respect to the shares transferable upon exercise of any Option, unless and until certificates representing such shares shall have been endorsed, transferred and delivered and the transferee has caused his name to be entered as the shareholder of record on the books of the Company.

SECTION 14.          Action by Company.
                     -----------------
          Existence of Options shall not impair the right of the Company or its stockholders to make or effect any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds., debentures, preferred or prior preference stocks ahead of or affecting the Company's common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

SECTION 15.          Termination and Amendment.
                     -------------------------
          The Board of Directors of the Company may at any time suspend or terminate the Plan. The Board of Directors of the Company may also at any time amend or revise the terms and provisions of the Plan, except that no amendment may be made without shareholder approval if such amendment would amend Section 3 to permit shares subject to an outstanding stock option that is replaced, canceled or exchanged for a newly granted stock option with an option price per share lower than the option price per share of the outstanding stock option to become available for future grants. No termination, suspension or modification of the Plan may, without the consent of the person to whom any Option shall theretofore have been granted, adversely affect the rights of such person under such Option.

SECTION 16.          Granting of Options.
                     -------------------
          Nothing contained in the Plan or any resolution adopted or to be adopted by the Board of Directors of the Company shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when a written Option Agreement shall have been duly executed and delivery made by or on behalf of the Company to the person to whom such Option is granted.

SECTION 17.          Adjustment of Options.
                     ---------------------
          In the event of any stock split, stock dividend, or any other share reclassification which would affect any outstanding Option, the number of shares covered by such outstanding Option or Options shall be similarly increased or decreased, as deemed appropriate in the good faith discretion of the Plan Committee.

SECTION 18.          Effective Date of Plan.
                     ----------------------
          The Plan is effective upon approval by the Board of Directors of the Company by resolution, and shall remain in effect subject to the provisions of Section 19 below, until terminated by the Board of Directors of the Company, or until all shares to be delivered pursuant to the Plan have been purchased.

SECTION 19.          Interpretation.
                     --------------
          The Plan Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it shall determine to be necessary or advisable for the administration of the Plan consistent with the provisions hereof.

SECTION 20.          Restriction on Transfer of Shares.
                     ---------------------------------
          In addition to the provisions of Section 10 of the Plan, shares of common stock issued by the Company pursuant to exercise of an Option shall be subject to the terms of that certain Shareholder Agreement, to be dated on or about January 27, 1989, by and among the Company, Lunar Radiation Corp. and certain others (the "Shareholder Agreement"). As an express condition to receiving any Option, each Option Holder, by acceptance of the Option, agrees that he and his spouse will execute whatever documents the Plan Committee requires so as to bind the Option Holder and his spouse, and shares of common stock issuable upon exercise of the Option, to the terms of said Shareholder Agreement.

SECTION 21.          Captions.
                     --------
          The captions of the several sections hereof are not a part of the Plan, but are merely guides or labels to assist in locating and reading the several sections hereof.

SECTION 22.          Governing Law.
                     -------------
          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Wisconsin and construed accordingly.